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Harding, Loevner Funds, Inc. (the “Fund”)
Statement of Additional Information dated August 5, 2005
Supplement dated as of September 21, 2005

The sixth paragraph under the heading "Portfolio Holdings Information" beginning on page 22 of the Fund's Statement of Additional Information is deleted and replaced with the following:

Shareholders of the Fund shall be treated alike in terms of access to portfolio holdings information, which, except as outlined above, shall not be disclosed to any investor prior to the time the same information is disclosed publicly. In general, portfolio holdings information is available to shareholders quarterly, posted on the Fund’s web site. The holdings information will be dated as of the last day of the previous calendar quarter. Shareholders may also request a written copy of the portfolio holdings information directly from the Adviser.